NATIONWIDE VLI SEPARATE ACCOUNT-4
                      SUPPLEMENT TO MAY 1, 2002 PROSPECTUS

Effective October 21, 2002, the Dreyfus Investment Portfolios - European Equity
Portfolio: Initial Class liquidated. The Board of Trustees of the Dreyfus Investment Portfolios approved the proposal to liquidate this portfolio at a meeting on July 11, 2002.

Concurrently, Nationwide eliminated this portfolio as an investment option under the policy.

THE DATE OF THIS SUPPLEMENT IS OCTOBER 21, 2002. PLEASE KEEP IT WITH THE PROSPECTUS FOR FUTURE REFERENCE.